UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2004
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                            0-22624              05-0473908
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(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                                19061
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)



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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) On November 9, 2004, Henry Tang, a member of the Board of Directors (the "Board") of Foamex International Inc. (the "Company"), resigned as a director of the Company and as a member of the Board's Audit and Nominating and Governance Committees.

(d) On November 11, 2004, the Board elected Thomas M. Hudgins to the Board and named Mr. Hudgins to the Board's Audit Committee.

     On November 12, 2004, the Company issued a press release announcing this information.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits

(c)       Exhibits

99.1      Resignation Letter, dated November 9, 2004, issued by Mr. Tang.

99.2      Press Release, dated November 12, 2004, issued by Foamex International
          Inc.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2004

                                FOAMEX INTERNATIONAL INC.


                                By:      /s/ Thomas E. Chorman
                                         -------------------------------------
                                Name:    Thomas E. Chorman
                                Title:   President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description

99.1      Resignation Letter dated November 9, 2004, issued by Mr. Tang.

99.2      Press Release, dated November 12, 2004, issued by Foamex International
          Inc.

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